Capital Structure	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Capital Structure	Capital Structure
Debt outstanding
The Company had no outstanding debt as of December 31, 2021. All of the Company’s outstanding debt as of December 31, 2020 related to intercompany obligations. These obligations reflected notes due to related parties and are discussed in Note 5. The Company paid $5 million, $7 million and $5 million of interest on debt in 2021, 2020 and 2019, respectively.
The Company had no investment-related debt as of December 31, 2021. The Company had $85 million of investment-related debt reported in other liabilities and accrued expenses as of December 31, 2020.